Supplement dated April 3, 2009 to the prospectuses dated May 1, 2008 of
                      Seligman Income and Growth Fund, Inc.
                              (the "Seligman Fund")


At a Special Meeting of Shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of the Seligman Fund on April 3, 2009 will vote on the merger of the Seligman Fund into RiverSource Balanced Fund (the "RiverSource Fund"), which seeks to provide shareholders with a balance of growth of capital and current income.

For more information about the RiverSource Fund, please call 1-888-791-3380 for a prospectus.